lendspark

AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIPTS ("AGREEMENT") AGREEMENT NO.: 3184

Requirements:

- Sign and initial after every "X" on this contract
- Fill in the correct account information on the addendum page

Merchant Information: ***Please Fill In***

Business Name:	ISUN, INC.
Email:	jeff@isunenergy.com
Business Phone:	802-658-3378
Cell Phone:	802-355-3850 802-598-7022
Business Website:	www.isunenergy.com

lendspark

AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIPTS

Seller's Legal Name: ISUN, INC., et al.

Type of Business Entity:	Corporation	**Time in business:**	33.9 Years	**Fed. Tax ID #:**	47-2150172		
Business Address:	400 Avenue D Suite 10	**City:**	Williston	**State:**	VT	**Zip:**	05495
Mailing Address:	400 Avenue D Suite 10	**City:**	Williston	**State:**	VT	**Zip:**	05495

Primary Contact Name & Title: Jeffrey J. Peck, CEO

Purchase Price:	$1,500,000.00	**Purchased Amount:**	$2,010,000.00	**Average Monthly Sales:**	
Specified Percentage:	20%	**Origination Fee:**	$30,000.00	(To be deducted from the Purchase Price)	
Initial Daily Amount:	See Addendum	(Avg. Monthly Sales x Specified Percentage / Avg. Business Days in a Calendar Month)			

Account for the Deposit of All Future Receipts: iSun Corporate LLC

Bank: NBT BANK NA **Account No.:** 7100892043

Effective, 04/03/2023, Seller, identified above, hereby sells, assigns and transfers to LENDSPARK CORPORATION, located at 2554 GATEWAY ROAD, CARLSBAD, CA 92009 ("Buyer"), without recourse, the Specified Percentage of the proceeds of each future sale made by Seller (collectively "Future Receipts") until Buyer has received the Purchased Amount. "Future Receipts" includes all payments made by cash, check, ACH or other electronic transfer, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a "Payment Card") or other form of monetary payment in the ordinary course of Seller's business. As payment for the Purchased Amount, Buyer will deliver to Seller the Purchase Price, shown above, minus any Origination Fee shown above. Seller acknowledges that it has no right to repurchase the Purchased Amount from Buyer.

Both parties agree that the obligation of Buyer under this Agreement will not be effective unless and until Buyer has completed its review of the Seller and has accepted this Agreement by delivering the Purchase Price, minus any Origination Fee. Prior to accepting this Agreement, Buyer may conduct a processing trial to confirm its access to the Account and the ability to withdraw the Initial Daily Amount. If the processing trial is not completed to the satisfaction of Buyer, Buyer will refund to Seller all funds that were obtained by Buyer during the processing trail.

Agreement of Seller: By signing below Seller agrees to the terms and conditions in this Agreement, including those terms and conditions on the following pages, and further agrees that this transaction is for business purposes and not for personal, family, or household purposes.

Seller:

Agreed to by: Jeffrey J. Peck (Signature), its CEO (Title)

Print Name: Jeffrey J. Peck

Agreed to by: John P. Sullivan (Signature), its CFO (Title)

Print Name: John P. Sullivan

Buyer: LENDSPARK CORPORATION

Agreed to by: [signature] (Signature), its President (Title)

Print Name: Salman Vakil

JJP Initial JPS Initial CA DBO License No.: 60DBO-41240

Agreement of Each Owner: Each Owner signing below agrees to the terms of the Credit Report Authorization below.

Jeffrey J. Peck	(Print Name)	DocuSigned by: Jeffrey J. Peck	(Signature)
John P. Sullivan	(Print Name)	DocuSigned by: John P. Sullivan	(Signature)

1. **Delivery of Purchased Amount:** Seller must deposit all Future Receipts into the single business banking account specified above, which may not be used for any personal, family or household purposes (the "Account") and must instruct Seller's credit card processor, which must be approved by Buyer (the "Processor") to deposit all Payment Card receipts of Seller into the Account. Seller agrees not to change the Account or add an additional Account without the express written consent of Buyer. Seller authorizes Buyer to debit the Daily Amount from the Account each business day by either ACH or electric check. Seller will provide Buyer with all required access codes and agrees not to change them without prior written consent from Buyer. Seller will provide an appropriate ACH authorization to Buyer. Seller understands that it is responsible for either ensuring that the Daily Amount is available in the Account each business day or advising Buyer prior to each daily withdrawal of a shortage of funds. Otherwise, Seller will be responsible for any fees incurred by Buyer resulting from a rejected electronic check or ACH debit attempt, as set forth on Appendix A. Buyer is not responsible for any overdrafts or rejected transactions that may result from Buyer's debiting any amount authorized under the terms of this Agreement. Seller understands that the forgoing ACH authorization is a fundamental condition to induce Buyer to accept this Agreement. Consequently, each authorization is intended to be irrevocable.
2. **Seller May Request Changes to the Daily Amount:** The initial Daily Amount is intended to represent the Specified Percentage of Seller's daily Future Receipts. For as long as no Event of Default has occurred, Seller may request that Buyer adjust the Daily Amount to more closely reflect the Seller's actual Future Receipts times the Specified Percentage. Seller agrees to provide Buyer any information requested by Buyer to assist in this reconciliation. No more often than once a month, Buyer shall adjust the Daily Amount on a going-forward basis to more closely reflect the Seller's actual Future Receipts times the Specified Percentage. Buyer will give Seller notice five (5) business days prior to any such adjustment. After each adjustment made pursuant to this Section, the new dollar amount shall be deemed the Daily Amount until any subsequent adjustment.
3. **Daily Amount Upon Default:** Upon the occurrence of an Event of Default, the Specified Percentage shall equal one hundred percent (100%) of all Future Receipts.
4. **Sale of Future Receipts (THIS IS NOT A LOAN):** Seller is selling a portion of a future revenue stream to Buyer at a discount, not borrowing money from Buyer. There is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by Buyer. If Future Receipts are remitted more slowly than Buyer may have anticipated or projected because Seller's business has slowed down, or if the full Purchased Amount is never remitted because Seller's business went bankrupt or otherwise ceased operations in the ordinary course of business, and Seller has not breached this Agreement, Seller would not owe anything to Buyer and would not be in breach of or default under this Agreement. Buyer is buying the Purchased Amount of Future Receipts knowing the risks that Seller's business may slow down or fail, and Buyer assumes these risks based on Seller's representations, warranties and covenants in this Agreement that are designed to give Buyer a reasonable and fair opportunity to receive the benefit of its bargain. By this Agreement, Seller transfers to Buyer full and complete ownership of the Purchased Amount of Future Receipts and Seller retains no legal or equitable interest therein. Seller agrees that it will treat Purchase Price and Purchased Amount in a manner consistent with a sale in its account records and tax returns. Seller agrees that Buyer is entitled to audit Seller's accounting records upon reasonable Notice in order to verify compliance. Seller waives any rights of privacy, confidentiality or taxpayer privilege in any such litigation or arbitration in which Seller asserts that this transaction is anything other than a sale of future receipts.
5. **Fees and Charges:** Other than the Origination Fee, if any, set forth above, Buyer is NOT CHARGING ANY ORIGINATION OR BROKER FEES to Seller. If Seller is charged another such fee, it is not being charged by Buyer. A list of all fees and charges applicable under this Agreement is contained in Appendix A.
6. **Credit Report and Other Authorizations:** Seller and each of the Owners signing above authorize Buyer, its agents and representatives and any credit reporting agency engaged by Buyer, to (i) investigate any references given or any other statements or data obtained from or about Seller or any of its Owners for the purpose of this Agreement, (ii) obtained consumer and business credit reports on the Seller an any of its Owners, and (iii) to contact personal and business references provided by the Seller in the Application, at any time now or for so long as Seller and/or Owners continue to have any obligation owed to Buyer as a consequence of this Agreement or for Buyer's ability to determine Seller's eligibility to enter into any future agreement with Buyer.
7. **Authorization to Contact Current and Prior Banks:** Seller hereby authorizes Buyer to contact any current or prior bank of the Seller in order to obtain whatever information it may require regarding Seller's transactions with any such bank. Such information may include, but is not limited to, information necessary to verify the amount of Future Receipts previously processed on behalf of Seller and any fees that may have been charged by the bank. In addition, Seller authorizes Buyer to contact any current or prior bank of the Seller for collections and in order to confirm that Seller is exclusively using the Account identified above, or any other account approved by Buyer, for the deposit of all business receipts.

8. **Financial Information:** Seller authorizes Buyer and its agents to investigate its financial responsibility and history, and will provide to Buyer any authorizations, bank or financial statements, tax returns, etc., as Buyer deems necessary in its sole discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed acceptable as an authorization for release of financial and credit information. Buyer is authorized to update such information and financial and credit profiles from time to time as it deems appropriate. Seller waives, to the maximum extent permitted by law, any claim for damages against Buyer or any of its affiliates relating to any investigation undertaken by or on behalf of Buyer as permitted by this Agreement or disclosure of information as permitted by this Agreement.
9. **Transactional History:** Seller authorizes all of its banks and brokers and Payment Card processors to provide Buyer with Seller's banking, brokerage and/or processing history to determine qualification or continuation in this program, or for collections upon an Event of Default.
10. **Publicity:** Seller hereby authorizes Buyer to use its name in listings of clients and in advertising and marketing materials.
11. **Application of Amounts Received by Buyer:** Buyer reserves the right to apply amounts received by it under this Agreement to any fees or other charges due to Buyer from Seller prior to applying such amounts to reduce the amount of any outstanding Purchased Amount.
12. **Representations, Warranties and Covenants of Seller:**

12.1. Good Faith, Best Efforts and Due Diligence. Seller will conduct its business in good faith and will use its best efforts to continue its business at least at its current level, to ensure that Buyer obtains the Purchased Amount.

12.2. Stacking Prohibited. Seller shall not enter into any Seller cash advance or any loan agreement that relates to or involves its Future Receipts with any party other than Buyer for the duration of this Agreement. Buyer may share information regarding this Agreement with any third party in order to determine whether Seller is in compliance with this provision.

12.3. Financial Condition and Financial Information. Any bank statements and financial statements of Seller that have been furnished to Buyer, and future statements that will be furnished to Buyer, fairly represent the financial condition of Seller at such dates, and Seller will notify Buyer immediately if there are material adverse changes, financial or otherwise, in the condition or operation of Seller or any change in the ownership of Seller. Buyer may request statements at any time during the performance of this Agreement and the Seller shall provide them to Buyer within five (5) business days. Furthermore, Seller represents that all documents, forms and recorded interviews provided to or with Buyer are true, accurate and complete in all respects, and accurately reflect Seller's financial condition and results of operations. Seller further agrees to authorize the release of any past or future tax returns to Seller.

12.4. Governmental Approvals. Seller is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.

12.5. Authority to Enter into this Agreement. Seller and the person(s) signing this Agreement on behalf of Seller, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

12.6. Change of Name or Location or Sale or Closing of Business. Seller agrees not to change its name, its chief executive office, its principal residence or the jurisdiction in which it is organized and/or registered or its business structure without giving Buyer at least 30 days prior written notice. Seller will not sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without (i) the express prior written consent of Buyer, and (ii) the written agreement of any purchaser or transferee assuming all of Seller's obligations under this Agreement pursuant to documentation satisfactory to Buyer. Except as disclosed to Buyer in writing, Seller has no current plans to close its business either temporarily, whether for renovations, repairs or any other purpose, or permanently. Seller agrees that until Buyer has received all of the Purchased Amount, Seller will not voluntarily close its business on a temporarily basis for renovations, repairs, or any other purposes. This provision, however, does not prohibit Seller from closing its business temporarily if such closing is required to conduct renovations or repairs that are required by local ordinance or other legal order, such as from a health or fire inspector, or if otherwise forced to do so by circumstances outside of the control of Seller. Prior to any such closure, Seller will provide Buyer ten (10) business days notice to the extent practicable.

12.7. No Pending or Contemplated Bankruptcy. As of the date Seller executes this Agreement, Seller is not insolvent and does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Seller. Seller represents that it has not consulted with a bankruptcy attorney within six (6) months prior to the date of this Agreement. Seller further warrants that it does not anticipate filing a bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

12.8. Seller to Pay Taxes Promptly. Seller will promptly pay all necessary taxes, including, but not limited to, employment and sales and use taxes.

12.9. No Violation of Prior Agreements. Seller's execution and performance of this Agreement will not conflict with any other agreement, obligation, promise, court order, administrative order or decree, law or regulation to which Seller is subject, including any agreement the prohibits the sale or pledge of Seller's future receipts.

12.10. No Diversion of Receipts. Seller will not permit any event to occur that could cause a diversion of any of Seller's Future Receipts from the Account to any other entity.

12.11. Seller's Knowledge and Representation. Seller represents warrants and agrees that it is a sophisticated business entity familiar with the kind of transaction covered by this Agreement; it was represented by counsel or had full opportunity to consult with counsel.

13. **Rights of Buyer:**
13.1. Acknowledgment of Security Interest and Security Agreement. The Future Receipts sold by Seller to Buyer pursuant to this Agreement are "accounts" or "payment intangibles" as those terms are defined in the Uniform Commercial Code as in effect in the state in which the Seller is located (the "UCC") and such sale shall constitute and shall be construed and treated for all purposes as a true and complete sale, conveying good title to the Future Receipts free and clear of any liens and encumbrances, from Seller to Buyer. To the extent the Future Receipts are "accounts" or "payment intangibles" then (i) the sale of the Future Receipts creates a security interest as defined in the UCC, (ii) this Agreement constitutes a "security agreement" under the UCC, and (iii) Buyer has all the rights of a secured party under the UCC with respect to such Future Receipts. Seller further agrees that, with or without an Event of Default, Buyer may notify account debtors, or other persons obligated on the Future Receipts, of Seller's sale of the Future Receipts and may instruct them to make payment or otherwise render performance to or for the benefit of Buyer.
13.2. Financing Statements. Seller authorizes Buyer to file one or more UCC-1 forms consistent with the UCC to give notice that the Purchased Amount of Future Receipts is the sole property of Buyer. The UCC filing may state that such sale is intended to be a sale and not an assignment for security and may state that the Seller is prohibited from obtaining any financing that impairs the value of the Future Receipts or Buyer's right to collect same. Seller authorizes Buyer to debit the Account for all costs incurred by Buyer associated with the filing, amendment, continuation or termination of any UCC filings."
13.3. Right of Access. In order to ensure that Seller is complying with the terms of this Agreement, Buyer shall have the right to (i) enter, without notice, the premises of Seller's business for the purpose of inspecting and checking Seller's transaction processing terminals to ensure the terminals are properly programmed to submit and/or batch Seller's daily receipts to the Processor and to ensure that Seller has not violated any other provision of this Agreement, and (ii) Seller shall provide access to its employees and records and all other items as requested by Buyer, and (iii) have Seller provide information about its business operations, banking relationships, vendors, landlord and other information to allow Buyer to interview any relevant parties. Furthermore, Seller agrees to provide Buyer, at all times, "Live Contemporaneous Access" to all of its bank accounts in order for Buyer to evaluate Seller's compliance with this Agreement, and for collections in the Event of Default ("Seller's Accounts"). "Live Contemporaneous Access" shall be defined as: Seller, at all times and including, but not limited to, providing Buyer with accurate login information necessary to access all of Seller's Accounts, such as usernames and passwords, answers to challenge questions, and security tokens.
13.4. Phone Recordings and Contact. Seller agrees that any call between Buyer and Seller, and their agents and employees may be recorded or monitored. Further, Seller agrees that (i) it has an established business relationship with Buyer, its employees and agents and that Seller may be contacted from time-to-time regarding this or other business transactions; (ii) that such communications and contacts are not unsolicited or inconvenient; and (iii) that any such contact may be made at any phone number, emails address, or facsimile number given to Buyer by the Seller, its agents or employees, including cellular telephones.

14. **Events of Default:** The occurrence of any of the following events shall constitute an "Event of Default:" (a) Seller interferes with Buyer's right to collect the Daily Amount; (b) Seller violates any term or covenant in this Agreement; (c) Seller uses multiple depository accounts without the prior written consent of Buyer; (d) Seller changes its depositing account or its payment card processor without the prior written consent of Buyer; (e) Seller defaults under any of the terms, covenants and conditions of any other agreement with Buyer; or (f) Seller's failure to cure, within one business day, any disruptions and/or any inability Buyer may have in maintaining Live Contemporaneous Access to Seller's Accounts pursuant to Section 13.3 of this Agreement.

15. **Remedies:** If any Event of Default occurs, Buyer may proceed to protect and enforce its rights including, but not limited to, the following:
15.1. The Specified Percentage shall equal one hundred percent (100%). The full uncollected Purchased Amount plus all fees and charges (including legal fees) due under this Agreement will become due and payable in full immediately.
15.2. Buyer may enforce the provisions of the Personal Guaranty of Performance against each Owner.
15.3. Buyer may proceed to protect and enforce its rights and remedies by arbitration or lawsuit. In any such arbitration or lawsuit, under which Buyer shall recover Judgment against Seller, Seller shall be liable for all of Buyer's costs of the lawsuit, including, but not limited to, all reasonable attorneys' fees and court costs. However, the rights of Buyer under this provision shall be limited as provided in the arbitration provision set forth below.
15.4. Buyer may debit Seller's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Seller's bank account or otherwise for all sums due to Buyer.
15.5. Seller shall pay to Buyer all reasonable costs associated with the Event of Default and the enforcement of Buyer's remedies, including, but not limited to, court costs and attorneys' fees.
15.6. Buyer may exercise and enforce its rights as a secured party under the UCC.
15.7. All rights, powers and remedies of Buyer in connection with this Agreement may be exercised at any time by Buyer after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

16. **Modifications; Agreements:** No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Buyer.

17. **Assignment:** Buyer may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder,

either in whole or in part, with or without prior written notice to Seller.

18. Notices:

18.1. Notices from Buyer to Seller. Buyer may send any notices, disclosures, terms and conditions, other documents, and any future changes to Seller by regular mail or by e-mail, at Buyer's option and Seller consents to such electronic delivery. Notices sent by e-mail are effective when sent. Notices sent by regular mail become effective upon mailing to Seller's address set forth in this Agreement.

18.2. Notices from Seller to Buyer. Seller may send any notices to Buyer by e-mail only upon the prior written consent of Buyer, which consent may be withheld or revoked at any time in Buyer's sole discretion. Otherwise, any notices or other communications from Seller to Buyer must be delivered by certified mail, return receipt requested, to Buyer's address set forth in this Agreement. Notices sent to Buyer shall become effective only upon receipt by Buyer.

19. Binding Effect; Governing Law, Venue and Jurisdiction: This Agreement shall be binding upon and inure to the benefit of Seller, Buyer and their respective successors and assigns, except that Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Buyer which consent may be withheld in Buyer's sole discretion. This Agreement shall be governed by and construed in accordance with the laws of the state of California, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach of this Agreement, shall, if Buyer so elects, be instituted in any court sitting in California (the "Acceptable Forums"). Seller agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Seller waives any right to oppose any motion or application made by Buyer to transfer such proceeding to an Acceptable Forum.

20. Survival of Representation, etc.: All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full.

21. Interpretation: All parties hereto have reviewed this Agreement with an attorney of their own choosing and have relied only on their own attorney's guidance and advice. No construction determinations shall be made against either party hereto as drafter.

22. Entire Agreement and Severability: This Agreement embodies the entire agreement between Seller and Buyer and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

23. Facsimile Acceptance: Facsimile signatures hereon, or other electronic means reflecting the party's signature hereto, shall be deemed acceptable for all purposes.

24. Confidentiality: The terms and conditions of this Agreement are proprietary and confidential unless required by law. Seller shall not disclose this information to anyone other than its attorney, accountant or similar service provider and then only to the extent such person uses the information solely for purpose of advising Seller and first agrees in writing to be bound by the terms of this Section. A breach entitles Buyer to damages and legal fees as well as temporary restraining order and preliminary injunction without bond.

25. Monitoring, Recording, and Solicitations:

25.1. Authorization to Contact Seller by Phone. Seller authorizes Buyer, its affiliates, agents and independent contractors to contact Seller at any telephone number Seller provides to Buyer or from which Seller places a call to Buyer, or any telephone number where Buyer believes it may reach Seller, using any means of communication, including, but not limited to, calls or text messages to mobile, cellular, wireless or similar devices or calls or text messages using an automated telephone dialing system and/or artificial voices or prerecorded messages, even if Seller incurs charges for receiving such communications.

25.2. Authorization to Contact Seller by Other Means. Seller also agree that Buyer, its affiliates, agents and independent contractors, may use any other medium not prohibited by law including, but not limited to, mail, e-mail and facsimile, to contact Seller. Seller expressly consents to conduct business by electronic means.

26. JURY WAIVER. THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

27. CLASS ACTION WAIVER. THE PARTIES WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING

ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

28. **ARBITRATION. IF BUYER, SELLER OR ANY GUARANTOR REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT. IF BUYER, SELLER OR ANY GUARANTOR SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO ALL OTHER PARTIES, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF BUYER, SELLER OR ANY GUARANTOR DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN THIRTY (30) DAYS AFTER THE NOTICE IS RECEIVED, BUYER, SELLER OR ANY GUARANTOR MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION ("AAA") OR NATIONAL ARBITRATION FORUM ("NAF"). BUYER WILL PROMPTLY REIMBURSE SELLER OR THE GUARANTOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH SELLER AND THE GUARANTOR MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE SELLER'S ARBITRATION FILING FEE AND, EXCEPT AS PROVIDED IN THE NEXT SENTENCE, BUYER WILL PAY ALL ADMINISTRATION AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY SELLER OR THE GUARANTOR OR THE RELIEF SOUGHT BY SELLER OR THE GUARANTOR IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY THESE FEES ONLY IF REQUIRED BY THE AAA OR NAF RULES. SELLER AND THE GUARANTOR AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, SELLER OR ANY GUARANTOR MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, SELLER AND ANY GUARANTOR AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON'S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID.**
29. **RIGHT TO OPT OUT OF ARBITRATION. SELLER AND GUARANTOR(S) MAY OPT OUT OF THIS CLAUSE. TO OPT OUT OF THIS ARBITRATION CLAUSE, SELLER AND EACH GUARANTOR MUST SEND BUYER A NOTICE THAT THE SELLER AND EACH GUARANTOR DOES NOT WANT THIS CLAUSE TO APPLY TO THIS AGREEMENT. FOR ANY OPT OUT TO BE EFFECTIVE, SELLER AND EACH GUARANTOR MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN FOURTEEN (14) DAYS AFTER THE DATE OF THIS AGREEMENT: BUYER – ARBITRATION OPT OUT, LENDSPARK CORPORATION, 2554 GATEWAY ROAD, CARLSBAD, CA 92009, ATTENTION: LEGAL DEPARTMENT.**
30. **SERVICE OF PROCESS. SELLER HEREBY CONSENTS TO SERVICE OF PROCESS UPON IT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, SERVICE HEREUNDER SHALL BE COMPLETE UPON SELLER'S ACTUAL RECEIPT OF PROCESS OR UPON BUYER'S RECEIPT OF THE RETURN THEREOF BY THE UNITED STATES POSTAL SERVICE AS REFUSED OR UNDELIVERABLE. SELLER MUST PROMPTLY NOTIFY BUYER, IN WRITING, OF EACH AND EVERY CHANGE OF ADDRESS TO WHICH SERVICE OF PROCESS CAN BE MADE. SERVICE BY BUYER TO THE LAST KNOWN ADDRESS SHALL BE SUFFICIENT. SELLER WILL HAVE (30) CALENDAR DAYS AFTER SERVICE HEREUNDER IS COMPLETE IN WHICH TO RESPOND. FURTHERMORE, SELLER EXPRESSLY CONSENTS THAT ANY AND ALL NOTICE(S), DEMAND(S), REQUEST(S) OR OTHER COMMUNICATION(S) UNDER AND PURSUANT TO THIS AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIVABLES SHALL BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT FOR THE PURCHASE AND SALE OF FUTURE RECEIVABLES.**

APPENDIX A
LIST OF FEES AND CHARGES

In addition to the Purchased Amount of Future Receipts, the Agreement provides that the following fees shall be applied:

1. Underwriting Fee - $30,000.00
2. Non-Sufficient Funds (NSF) Fee - $35.00 each (up to FOUR (4) TIMES ONLY before a default is declared)
3. Stopped Fee - $135.00
4. ACH Processing Fee - $12.50
5. UCC Filing Fee - $150.00
6. Default Fee - $2,500.00
7. Financing Fee -

lendspark

PERSONAL GUARANTY OF PERFORMANCE

This Personal Guaranty of Performance (this "Guaranty") is executed as of 04/03/2023 by Jeffrey J. Peck ("Guarantor"), for the benefit of LENDSPARK CORPORATION ("Buyer").

Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Purchase Agreement (as hereinafter defined).

RECITALS

A. Pursuant to that Agreement for the Purchase and Sale of Future Receipts (the "Agreement"), dated of even date herewith, between Buyer and ISUN, INC., et al. ("Seller"), Buyer has purchased Future Receipts of Seller.
B. Buyer is not willing to enter into the Agreement unless Guarantor irrevocably, absolutely and unconditionally guarantees prompt and complete performance to Buyer of all of the obligations of Seller; and
C. Guarantor will directly benefit from Buyer and Seller entering into the Agreement.

AGREEMENT

As an inducement to Buyer to purchase the Future Receipts identified in the Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor does hereby agree as follows:

1. **Defined Terms:** All capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
2. **Guaranty of Obligations:** Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Buyer prompt and complete performance of all of Seller's obligations under the Agreement.
3. **Guarantor's Other Agreements:** Guarantor will not dispose, convey, sell or otherwise transfer, or cause Seller to dispose, convey, sell or otherwise transfer, any material business assets of Seller without the prior written consent of Buyer, which may be withheld for any reason, until receipt of the entire Purchased Amount. Guarantor hereby agrees to pay all costs and attorney's fees incurred by Buyer in connection with any actions commenced by Buyer to enforce its rights or incurred in any action to defend its performance under the Agreement and this Guaranty. This Guaranty is binding upon Guarantor, and Guarantor's heirs, legal representatives, successors and assigns. If there is more than one Guarantor, the obligations of the Guarantors hereunder shall be joint and several. The obligation of Guarantor shall be unconditional and absolute, regardless of the unenforceability of any provision of any agreement between Seller and Buyer, or the existence of any defense, setoff or counterclaim which Seller may assert. Buyer is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time renew or extend Seller's obligations under the Agreement or otherwise modify, amend or change the terms of the Agreement. Guarantor is hereby notified that a negative credit report reflecting on his/her credit record may be submitted to a credit reporting agency if the terms of this Guaranty are not honored by the Guarantor.
4. **Waiver; Remedies:** No failure on the part of Buyer to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver, nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise of any other right. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or equity. In the event that Seller fails to perform any obligation under the Agreement, Buyer may enforce its rights under this Guaranty without first seeking to obtain performance for such default from Seller or any other guarantor.
5. **Acknowledgment of Purchase:** Guarantor acknowledges and agrees that the Purchase Price paid by Buyer to Seller in exchange for the Purchased Amount is a purchase of the Purchased Amount and is not intended to be treated as a loan or financial accommodation from Buyer to Seller. Guarantor specifically acknowledges Buyer is not a lender, bank or credit card processor, and that Buyer has not offered any loans to Seller, and Guarantor waives any claims or defenses of usury in any action arising out of this Guaranty. Guarantor acknowledges the Purchase Price paid to Seller is good and valuable consideration for the sale of the Purchased Amount of Future Receipts.
6. **Governing Law and Jurisdiction:** This Guaranty shall be governed by, and constructed in accordance with, the internal laws of the State of California without regard to principles of conflicts of law. Except as provided in Section 9 of this Guaranty, Guarantor submits to the exclusive jurisdiction and venue of the state or federal courts having jurisdiction over any city/county in the State of California of any claims or actions arising, directly or indirectly, out of or related to this Guaranty. The parties stipulate that the venues referenced in this Guaranty are convenient. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court will constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions.

7. JURY WAIVER: THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS GUARANTY IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

8. CLASS ACTION WAIVER: THE PARTIES WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS GUARANTY); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

9. ARBITRATION: IF BUYER, SELLER OR ANY GUARANTOR REQUESTS, THE OTHER PARTIES AGREE TO ARBITRATE ALL DISPUTES AND CLAIMS ARISING OUT OF OR RELATING TO THIS GUARANTY. IF BUYER, SELLER OR ANY GUARANTOR SEEKS TO HAVE A DISPUTE SETTLED BY ARBITRATION, THAT PARTY MUST FIRST SEND TO THE OTHER PARTY, BY CERTIFIED MAIL, A WRITTEN NOTICE OF INTENT TO ARBITRATE. IF BUYER, SELLER OR ANY GUARANTOR DO NOT REACH AN AGREEMENT TO RESOLVE THE CLAIM WITHIN THIRTY (30) DAYS AFTER THE NOTICE IS RECEIVED, BUYER, SELLER OR ANY GUARANTOR MAY COMMENCE AN ARBITRATION PROCEEDING WITH THE AMERICAN ARBITRATION ASSOCIATION ("AAA") OR NATIONAL ARBITRATION FORUM ("NAF"). BUYER WILL PROMPTLY REIMBURSE SELLER OR THE GUARANTOR ANY ARBITRATION FILING FEE, HOWEVER, IN THE EVENT THAT BOTH SELLER AND THE GUARANTOR MUST PAY FILING FEES, BUYER WILL ONLY REIMBURSE SELLER'S ARBITRATION FILING FEE AND, EXCEPT AS PROVIDED IN THE NEXT SENTENCE, BUYER WILL PAY ALL ADMINISTRATION AND ARBITRATOR FEES. IF THE ARBITRATOR FINDS THAT EITHER THE SUBSTANCE OF THE CLAIM RAISED BY SELLER OR THE GUARANTOR OR THE RELIEF SOUGHT BY SELLER OR THE GUARANTOR IS IMPROPER OR NOT WARRANTED, AS MEASURED BY THE STANDARDS SET FORTH IN FEDERAL RULE OF PROCEDURE 11(B), THEN BUYER WILL PAY THESE FEES ONLY IF REQUIRED BY THE AAA OR NAF RULES. SELLER AND THE GUARANTOR AGREE THAT, BY ENTERING INTO THIS GUARANTY, THEY ARE WAIVING THE RIGHT TO TRIAL BY JURY. BUYER, SELLER OR ANY GUARANTOR MAY BRING CLAIMS AGAINST ANY OTHER PARTY ONLY IN THEIR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. FURTHER, BUYER, SELLER AND ANY GUARANTOR AGREE THAT THE ARBITRATOR MAY NOT CONSOLIDATE PROCEEDINGS FOR MORE THAN ONE PERSON'S CLAIMS, AND MAY NOT OTHERWISE PRESIDE OVER ANY FORM OF A REPRESENTATIVE OR CLASS PROCEEDING, AND THAT IF THIS SPECIFIC PROVISION IS FOUND UNENFORCEABLE, THEN THE ENTIRETY OF THIS ARBITRATION CLAUSE SHALL BE NULL AND VOID.

10. RIGHT TO OPT OUT OF ARBITRATION: SELLER AND GUARANTOR(S) MAY OPT OUT OF THIS CLAUSE. TO OPT OUT OF THIS ARBITRATION CLAUSE, SELLER AND EACH GUARANTOR MUST SEND BUYER A NOTICE THAT THE SELLER AND EACH GUARANTOR DOES NOT WANT THIS CLAUSE TO APPLY TO THIS GUARANTY. FOR ANY OPT OUT TO BE EFFECTIVE, SELLER AND EACH GUARANTOR MUST SEND AN OPT OUT NOTICE TO THE FOLLOWING ADDRESS BY REGISTERED MAIL, WITHIN FOURTEEN (14) DAYS AFTER THE DATE OF THIS GUARANTY: BUYER – ARBITRATION OPT OUT, LENDSPARK CORPORATION, 2554 GATEWAY ROAD, CARLSBAD, CA 92009, ATTENTION: LEGAL DEPARTMENT.

11. SERVICE OF PROCESS. GUARANTOR HEREBY CONSENTS TO SERVICE OF PROCESS UPON IT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, SERVICE HEREUNDER SHALL BE COMPLETE UPON GUARANTOR'S ACTUAL RECEIPT OF PROCESS OR UPON BUYER'S RECEIPT OF THE RETURN THEREOF BY THE UNITED STATES POSTAL SERVICE AS REFUSED OR UNDELIVERABLE. GUARANTOR MUST PROMPTLY NOTIFY BUYER, IN WRITING, OF EACH AND EVERY CHANGE OF ADDRESS TO WHICH SERVICE OF PROCESS CAN BE MADE. SERVICE BY BUYER TO THE LAST KNOWN ADDRESS SHALL BE SUFFICIENT. GUARANTOR WILL HAVE THIRTY (30) CALENDAR DAYS AFTER SERVICE HEREUNDER IS COMPLETE IN WHICH TO RESPOND. FURTHERMORE, GUARANTOR EXPRESSLY CONSENTS THAT ANY AND ALL NOTICE(S), DEMAND(S),

REQUEST(S) OR OTHER COMMUNICATION(S) UNDER AND PURSUANT TO THIS PERSONAL GUARANTY OF PERFORMANCE SHALL BE DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THIS PERSONAL GUARANTY OF PERFORMANCE.

12. **Severability:** If for any reason any court of competent jurisdiction finds any provisions of this Guaranty to be void or voidable, the parties agree that the court may reform such provision(s) to render the provision(s) enforceable ensuring that the restrictions and prohibitions contained in this Guaranty shall be effective to the fullest extent allowed under applicable law.
13. **Opportunity for Attorney Review:** The Guarantor represents that it has carefully read this Guaranty and has, or had a reasonable opportunity to, consult with its attorney. Guarantor understands the contents of this Guaranty, and signs this Guaranty as its free act and deed.
14. **Counterparts and Facsimile Signatures:** This Guaranty may be signed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement. Facsimile or scanned documents shall have the same legal force and effect as an original and shall be treated as an original document for evidentiary purposes.

For Individual Guarantors:

Guarantor: Jeffrey J. Peck (Print Name)

Signature: DocuSigned by: Jeffrey J. Peck 47558885FCC44FB...

For Individual Guarantors:

Guarantor: John P. Sullivan (Print Name)

Signature: DocuSigned by: John P. Sullivan B218A2BA5C26442...

For Corporate Guarantors (or other entities):

Guarantor: ______________________

Signature: ______________________

Print Name of Signor: ______________________

Its: ______________________ (Official Position)

lendspark

AUTHORIZATION AGREEMENT
FOR AUTOMATED CLEARING HOUSE TRANSACTIONS

ISUN, INC., et al. ("Seller") hereby authorizes LENDSPARK CORPORATION ("Buyer") to present automated clearing house (ACH) debits to the following checking account in the amount of fees and other obligations due to Buyer from Seller under the terms of that Agreement for the Purchase and Sale of Future Receipts (the "Agreement") entered into between Seller and Buyer, as it may be amended, supplemented or replaced from time to time. In addition, if an Event of Default (as defined in the Agreement) occurs, Seller authorizes Buyer to debit any and all accounts controlled by Seller or controlled by any entity with the same Federal Tax Identification Number as Seller up to the total amount, including but not limited to, all fees and charges, due to Buyer from Seller under the terms of the Agreement.

Transfer Funds To/From:	**Name of Bank:**	NBT BANK NA
	ABA Transit/Routing #:	021303618
	Checking Account #	7100892043

This authorization is to remain in full force and effect until all obligations due to Buyer under the Agreement have been fulfilled.

ATTACH VOIDED CHECK HERE

Seller:

Federal Tax ID #: 47-2150172

Signature: DocuSigned by: Jeffrey J. Peck

Print Name: Jeffrey J. Peck

Title: CEO

Date: 4/4/2023

Signature: DocuSigned by: John P. Sullivan

Print Name: John P. Sullivan

Title: CFO

Date: 4/4/2023

DS JJP Initial DS JPS Initial CA DBO License No.: 60DBO-41240

Dear Seller,

Please fill out the form below with the access information for your bank account, please write legibly and indicate lower/upper case sensitivity.

Legal Name / DBA:	ISUN, INC.
Bank portal website:	
Username:	
Password:	
Security Question/Answer 1:	
Security Question/Answer 2:	
Security Question/Answer 3:	
Security Question/Answer 4:	
Security Question/Answer 5:	
Security Question/Answer 6:	
Any other information necessary to access your account:	

lendspark

STACKING PROHIBITED ADDENDUM

This Stacking Prohibited Addendum is made as of 04/03/2023 (the "Addendum") to the Agreement for the Purchase and Sale of Future Receipts between LENDSPARK CORPORATION (the "Buyer") and ISUN, INC., et al. (the "Seller") dated 04/03/2023 (the "Agreement").

Whereas, the Buyer desires to draw attention to Section 12.2 of the Agreement ("Stacking Prohibited"), which strictly prohibits Seller from entering into any type of financing agreement that relates to or involves its Future Receipts with any other party other than Buyer for the duration of the Agreement.

Seller agrees to the Stacking Prohibited provision of the Agreement, and fully understands that breach of the Stacking Prohibited provision shall constitute an Event of Default.

By signing this Addendum, Seller agrees and fully understands that in the event Seller breaches the Stacking Prohibited provision, Buyer fully reserves its rights to immediately commence collections activities pursuant to Section 15 of the Agreement.

IN WITNESS WHEREOF, each of the undersigned has executed, or has caused to be executed, this Addendum as of the date first written above.

Seller:

Agreed to by: DocuSigned by: Jeffrey J. Peck 47558885FEC44FB... (Signature), its CEO (Title)
Print Name: Jeffrey J. Peck

Agreed to by: DocuSigned by: John P. Sullivan B219A2BA5C28442... (Signature), its CFO (Title)
Print Name: John P. Sullivan

Buyer: LENDSPARK CORPORATION

Agreed to by: DocuSigned by: [signature] (Signature), its President (Title)
Print Name: Salman Vakil

lendspark

List of Top 5 Clients – Please list the top 5 clients that you are currently providing services for / have provided services for in the past thirty (30) days.

Busines Name:	
Contact Name:	
Phone Number:	
Does this client owe you money?	Amount
Business Name:	
Contact Name:	
Phone Number:	
Does this client owe you money?	Amount
Business Name:	
Contact Name:	
Phone Number:	
Does this client owe you money?	Amount
Business Name:	
Contact Name:	
Phone Number:	
Does this client owe you money?	Amount
Business Name:	
Contact Name:	
Phone Number:	
Does this client owe you money?	Amount

INFORMATION DISCLOSURE FORM

(All information must be provided in order to release funds)

CONTRACTUAL FUNDING INFORMATION

Advance Amount:	Specified Percentage:	Weekly Remittance:
$1,500,000.00	20%	$40,200.00

BUSINESS INFORMATION

Legal Business Name: ISUN, INC.		Business DBA: ISUN		
Address: 400 Avenue D Suite 10		City: Williston	State: VT	Zip: 05495
Business Phone: 802-658-3378	Business Email: jeff@isunenergy.com	Use of Funds:	Tax ID: 47-2150172	Time in Business: 33.9 Years

List all additional locations associated to business.
Williston, VT

Does the company currently have any open/unsatisfied advances? List which companies/balances.
No

Does the company have any active or pending litigation/judgements/liens/tax obligations?
No

BANK ACCOUNT INFORMATION (list all accounts below)

Bank Name:	Account Number:	Routing Number:
NBT BANK NA	7100892043	021303618

OFFICERS INFORMATION

Owner 1 – Full Name: Jeffrey J. Peck	DOB: 10/28/1970	Social Security #: 009-66-3788	Cell Phone #: 802-355-3850
Address: 618 Brennan Wood Drive	City: Williston	State: VT	Zip: 05495
Personal Email Address: jeff@isunenergy.com	Ownership %: 10%	Signature: DocuSigned by: Jeffrey J. Peck	Date: 4/4/2023
Owner 2 – Full Name: John P. Sullivan	DOB: 10/02/1974	Social Security #: 196565153	Cell Phone #: 8025987022
Address: 97 Overlake Pk	City: Burlington	State: VT	Zip: 05401
Personal Email Address: john@isunenergy.com	Ownership %: 1	Signature: DocuSigned by: John P. Sullivan	Date: 4/4/2023

DS JJP Initial   DS JPS Initial

CA DBO License No.: 60DBO-41240

CREDIT DISCLOSURE		
The above information is warranted to be true and correct. We hereby authorize LENDSPARK CORPORATION its assigns, agents, bank, or financial institution to verify and collect information on us, included but not limited to bank references, trade credit references, and/or commercial credit reports. In compliance with the FAIR CREDIT REPORTING ACT, this is to inform you that you are authorizing this organization and/or its suppliers to obtain a consumer and/or business profile credit report.		
Owner 1 Signature: DocuSigned by: Jeffrey J. Peck	Print Name: Jeffrey J. Peck	Date: 4/4/2023
Owner 2 Signature: DocuSigned by: John P. Sullivan	Print Name: John P. Sullivan	Date: 4/4/2023

lendspark

Weekly Deliveries Addendum

The Agreement for the Purchase and Sale of Future Receipts dated April 3, 2023, between LendSpark Corporation, ("Buyer") and ISUN, INC., et al. ("Seller") is hereby modified as follows:

The Buyer will ACH debit $40,200.00, which represents 5 times the Initial Daily Amount, from the Seller's Account on a weekly basis, every Wednesday, until the Purchased Amount is delivered.
Clause 15(f) in the "Events of Default" section of the Agreement is deleted and replaced with the following: "(f) Seller fails to provide timely notice to Buyer such that an ACH transaction attempted by Buyer is rejected by Seller's bank."

Seller: ISUN, INC., et al.

Agreed to by: DocuSigned by: Jeffrey J. Peck (Signature), its CEO (Title)

Print Owner's Name: Jeffrey J. Peck

Date: 4/4/2023

Seller: ISUN, INC., et al.

Agreed to by: DocuSigned by: John P. Sullivan (Signature), its CFO (Title)

Print Owner's Name: John P. Sullivan

Date: 4/4/2023

Buyer: LendSpark Corporation

Agreed to by: DocuSigned by: [signature] (Signature), its President (Title)

Date: 4/5/2023

lendspark

Seller Definition Addendum to the Agreement for the Purchase of Sale of Future Receipts dated: April 3, 2023.

Buyer and Seller hereby agree that "Seller" is defined as follows:

Name: ISUN, INC. d/b/a ISUN
Address: 400 Avenue D Suite 10, Williston, VT 05495
EIN #: 47-2150172

Name: ISUN CORPORATE, LLC
Address: 400 Avenue D Suite 10, Williston, VT 05495
EIN #: 87-4014391

Name: ISUN ENERGY LLC
Address: 400 Ave D Williston VT
EIN #: 83-2951676

Name: ISUN INDUSTRIAL, LLC
Address: 400 Ave D Williston VT
EIN #: 87-3994333

Name: ISUN RESIDENTIAL, INC.
Address: 400 Ave D Williston VT
EIN #: 87-4033525

Name: ISUN COMMERCIAL
Address: 400 Ave D Williston VT
EIN #: 87-4033525

Name: ISUN UTILITY, LLC
Address: 400 Ave D Williston VT
EIN #: 87-4014411

Name: PECK ELECTRIC CO.
Address: 400 Avenue D Suite 10, Williston, VT 05495
EIN #: 03-0235229

Name: SUNCOMMON, INC.
Address: 400 Ave D Williston VT
EIN #: 20-2635739

Name: SUN CSA 36, LLC
Address: 400 Ave D Williston VT
EIN #: 03-0235229

Name: PECK INVESTMENT PROPERTIES LLC
Address: PO BOX 1266 Williston, VT
EIN #: 009-66-3788

DS JJP DS JPS

lendspark

Name: C.P. PROPERTY LLC
Address: 400 Ave D Williston VT
EIN #: 009663788

Name: MEADOW'S EDGE, INC.
Address: 400 Ave D Williston VT
EIN #: 009-66-3788

Name: LIBERTY ELECTRIC CO
Address: 400 Ave D Williston VT
EIN #: 61-2020095

Name: PECK SOLAR
Address: 400 Ave D Williston VT
EIN #: 009-66-3788

ISUN, INC. d/b/a ISUN

Agreed to by: DocuSigned by: Jeffrey J. Peck (Signature), their CEO (Title)
Print Owner's Name: Jeffrey J. Peck

ISUN, INC. d/b/a ISUN

Agreed to by: DocuSigned by: John P. Sullivan (Signature), their CFO (Title)
Print Owner's Name: John P. Sullivan

ISUN CORPORATE, LLC

Agreed to by: DocuSigned by: Jeffrey J. Peck (Signature), their Member (Title)
Print Owner's Name: Jeffrey J. Peck

ISUN CORPORATE, LLC

Agreed to by: DocuSigned by: John P. Sullivan (Signature), their Member (Title)
Print Owner's Name: John P. Sullivan

ISUN ENERGY LLC

Agreed to by: DocuSigned by: Jeffrey J. Peck (Signature), their Member (Title)
Print Owner's Name: Jeffrey J. Peck

ISUN ENERGY LLC

Agreed to by: DocuSigned by: John P. Sullivan (Signature), their Member (Title)
Print Owner's Name: John P. Sullivan

lendspark

ISUN INDUSTRIAL, LLC

Agreed to by: DocuSigned by: Jeffrey J. Peck (Signature), their Member (Title)

Print Owner's Name: Jeffrey J. Peck

ISUN INDUSTRIAL, LLC

Agreed to by: DocuSigned by: John P. Sullivan (Signature), their Member (Title)

Print Owner's Name: John P. Sullivan

ISUN RESIDENTIAL, INC.

Agreed to by: DocuSigned by: Jeffrey J. Peck (Signature), their Member (Title)

Print Owner's Name: Jeffrey J. Peck

ISUN RESIDENTIAL, INC.

Agreed to by: DocuSigned by: John P. Sullivan (Signature), their Treasurer (Title)

Print Owner's Name: John P. Sullivan

ISUN COMMERCIAL

Agreed to by: DocuSigned by: Jeffrey J. Peck (Signature), their Member (Title)

Print Owner's Name: Jeffrey J. Peck

ISUN COMMERCIAL

Agreed to by: DocuSigned by: John P. Sullivan (Signature), their CFO (Title)

Print Owner's Name: John P. Sullivan

ISUN UTILITY, LLC

Agreed to by: DocuSigned by: Jeffrey J. Peck (Signature), their Member (Title)

Print Owner's Name: Jeffrey J. Peck

ISUN UTILITY, LLC

Agreed to by: DocuSigned by: John P. Sullivan (Signature), their Member (Title)

Print Owner's Name: John P. Sullivan

PECK ELECTRIC CO.

Agreed to by: DocuSigned by: Jeffrey J. Peck (Signature), their Member (Title)

Print Owner's Name: Jeffrey J. Peck

lendspark

PECK ELECTRIC CO.

Agreed to by: John P. Sullivan (Signature), their CFO (Title)

Print Owner's Name: John P. Sullivan

SUNCOMMON, INC.

Agreed to by: Jeffrey J. Peck (Signature), their Member (Title)

Print Owner's Name: Jeffrey J. Peck

SUN CSA 36, LLC

Agreed to by: Jeffrey J. Peck (Signature), their Member (Title)

Print Owner's Name: Jeffrey J. Peck

PECK INVESTMENT PROPERTIES LLC

Agreed to by: Jeffrey J. Peck (Signature), their Member (Title)

Print Owner's Name: Jeffrey J. Peck

C.P. PROPERTY LLC

Agreed to by: Jeffrey J. Peck (Signature), their Member (Title)

Print Owner's Name: Jeffrey J. Peck

MEADOW'S EDGE, INC.

Agreed to by: Jeffrey J. Peck (Signature), their Member (Title)

Print Owner's Name: Jeffrey J. Peck

LIBERTY ELECTRIC CO

Agreed to by: Jeffrey J. Peck (Signature), their Member (Title)

Print Owner's Name: Jeffrey J. Peck

PECK SOLAR

Agreed to by: Jeffrey J. Peck (Signature), their Owner (Title)

Print Owner's Name: Jeffrey J. Peck

Buyer: LendSpark Corporation

Agreed to by: [signature] (Signature), its President (Title)